SECURITIES EXCHANGE COMMISSION
                   WASHINGTON, DC 20549
<P>
                         FORM 8-K
<P>
       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934
<P>
Date of Report                           August 2, 2000
<P>
Date of Earliest Event Reported            June 5, 2000
<P>
              VIRTUAL GAMING ENTERPRISES, INC.
    (Exact Name of Registrant as Specified in its Charter)
<P>
                          NEVADA
        (State or Other Jurisdiction of Incorporation)
<P>

      033-55254-43                                 87-0485308
(Commission File Number)               (IRS Employer Identification Number)

<P>
                    2580 SEASCAPE GLEN
                   ESCONDIDO, CA 92026
    (Address and Zip Code of Principal Executive Offices)
<P>
                     (760) 510-0188
   (Registrant's Telephone Number, Including Area Code)
<P>
Item 1.     Changes In Control of Registrant
<P>
                         None.
<P>
Item 2.     Acquisition or Disposition of Assets.
<P>
                         None.
<P>
Item 3.     Bankruptcy or Receivership.
<P>
                         None.
<P>
Item 4.     Changes in Registrant's Certifying Accountant.
<P>
On June 5, 2000, Durland & Company informed Virtual Gaming Enterprises, Inc., that it had made a determination not to stand for re-election as Virtual Gaming Enterprises, Inc.'s, independent auditors.
<P>
On July 14, 2000, Durland & Company reported to the Board of Directors of Virtual Gaming Enterprises, Inc., that its decision not to stand for re-election was made for reasons having nothing to do with Virtual Gaming Enterprises, Inc., and further, that there had been no disagreements as to accounting procedures, policies or reporting.
<P>
On August 2, 2000, Virtual Gaming Enterprises, Inc., signed an Audit Engagement Letter with Gately & Associates, Public Accountants, of Orlando, Florida. At such time Gately & Associates became Virtual Gaming Enterprises, Inc.'s, new independent auditors.
<P>
Item 5.     Other Events.
<P>
                         None.
<P>
Item 6.     Resignations of Registrant's Directors.
<P>
                         None
<P>
Item 7.     Financial Statements and Exhibits.
<P>
No financial statements, pro forma financial information or exhibits are filed as part of this report.
<P>
Item 8.     Change in Fiscal Year.
<P>
                         None.
<P>
Item 9. [Removed in Release No. 34-39668, dated February 17, 1998, effective January 1, 1998.]
<P>
                      SIGNATURES
<P>
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K statement to be signed on its behalf by the undersigned, thereunto duly authorized.
<P>
                          Virtual Gaming Enterprises, Inc.
<P>
                          By: /s/ Virgil G. Williams
                          -----------------------------
                                  Virgil G. Williams
                                  Its President
<P>
Dated: August 2, 2000
<P>